Organization and Basis of Presentation (Details)	1 Months Ended
Feb. 23, 2022 $ / shares shares
Accounting Policies [Abstract]
Initial public offering	2,222,222
Initial public offering price per share (in Dollars per share) | $ / shares	$ 9
Initial public offering, description	Proceeds from the IPO, net of underwriting discounts, commissions, and offering costs of $2.9 million, were $17.1 million.
Convertible common stock shares	5,626,365